EXHIBIT 23



                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference in this Annual Report on Form 10-KSB of Beverly National Corporation of our report dated January 10, 1997.





                                           SHATSWELL, MACLEOD & COMPANY, P.C.



West Peabody, Massachusetts
March 25, 1997